UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         OCTOBER 15, 2001


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


        MINNESOTA                   0-25121                41-1597886
(State of Incorporation)       (Commission File           (IRS Employer
                                     Number)                Identification No.)


        6105 TRENTON LANE NORTH
        MINNEAPOLIS, MINNESOTA                       55442
        (Address of principal                      (Zip Code)
             executive offices)


Registrant's telephone number, including area code: (763) 551-7000

ITEM 9.  REGULATION FD DISCLOSURE.

     On October 15, 2001, the registrant issued a press release, as follows:

FOR IMMEDIATE RELEASE

FOR MORE INFORMATION:
Mark Kimball
Select Comfort
763/551-7070
mark.kimball@selectcomfort.com

                           SELECT COMFORT CORPORATION
                        REPORTS PROFITABLE THIRD QUARTER

     MINNEAPOLIS, MINN. (October 15, 2001) - Select Comfort Corporation (NASDAQ:
SCSS) announced today that it has achieved profitability in the third quarter ended September 29, 2001. The company reported net income of $227,000, or $0.01 per share, compared to a net loss of $5.7 million, or $0.32 per share, for the third quarter of 2000. Operating income was $603,000 compared to an operating loss of $8.9 million in the third quarter of 2000.

     Net sales were $64.1 million compared to $68.1 million for the third quarter of 2000. Net income was realized on lower sales volume through improved gross margins (67.0% compared to 63.5% in the third quarter of 2000), lower sales and marketing expense ($6.6 million, or 15.1%, lower than third quarter of 2000), and lower general and administrative expense ($1.8 million, or 25.1%, lower than third quarter of 2000).

     "The achievement of profitability for the third quarter represents a major milestone in our continuing turnaround efforts," said Bill McLaughlin, president and chief executive officer of Select Comfort. "This remarkable accomplishment, particularly during a significant economic slowdown, is attributable to the consumer benefits and value provided by our product and to the perseverance of committed employees throughout our company."

     "Beyond achieving our primary objectives of profitability and positive cash flow," McLaughlin continued, "we also made progress during the quarter against each of our strategic imperatives. Our cost structure continued to improve. Our Sleep Number(R) campaign continued to show positive results in comparison with non-media markets. We expanded our product line


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

with the introduction of a European Pillowtop(TM) model in our direct channel, and we expanded our distribution by establishing an important sales relationship with Benchmark, a leading furniture retailer in the Kansas City market."

     In addition to achieving profitability in the third quarter, Select Comfort also recently announced that it secured $5 million of senior debt financing from Medallion Capital, Inc. "While not critical for meeting near-term objectives, this financing significantly improves the company's cash reserves and provides added flexibility to pursue business-building opportunities," according to McLaughlin. "We are well positioned going forward. Continued profitability remains our primary objective for the fourth quarter, and sales volume remains our primary challenge in this period of economic uncertainty."

     Select Comfort will hold a conference call to discuss its second quarter results on Tuesday, October 16, at 10:00 a.m. Central Time. A simultaneous webcast of the call will be available in the Investor Relations section of www.selectcomfort.com. A digital replay of the conference call will be accessible beginning at approximately 12:00 p.m. Central Time on Tuesday, October 16, through 5:00 p.m. Central Time on Friday, October 19, 2001. To access the replay, please call 800-947-6608 from anywhere in the U. S. International callers may dial 402-220-4609. An archived replay of the conference call may also be accessed after approximately 12:30 p.m. Central Time on Tuesday, October 16, at www.selectcomfort.com.

     Founded in 1987, Select Comfort is a leader in sleep solutions technology, holding 27 U.S. issued or pending patents for its products. The company designs, manufactures and markets a line of adjustable-firmness mattresses, including the Sleep Number(R) bed, as well as foundations and sleep accessories. Select Comfort's products are sold through its 326 retail stores located nationwide, including 22 leased departments in Bed Bath Beyond stores; through its national direct marketing operations; and on the Internet at www.selectcomfort.com.

     Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements in this press release relate to the success of our turn-around strategy, including in particular our ability to continue to reduce our


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

costs, the success of our Sleep Number(R) marketing and advertising campaign, and our ability to expand profitable distribution of our products. Actual plans, events, results and performance may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to:

o The ability of the company to maintain sufficient levels of working capital to support operating needs and growth initiatives.

o    The company's ability to create product and brand name awareness.

o The efficiency and effectiveness of the company's marketing and advertising.

o The ability of the company to effectively and efficiently pursue new channels of distribution.

o    The performance of the company's existing and new stores.

o The ability of the company to continue to attract and retain key personnel, including qualified sales professionals.

o The ability of the company to realize the benefits of its cost saving initiatives.

o    The levels of consumer acceptance of the company's product lines.

o The ability of the company to continuously improve its existing product lines and to introduce new products.

o The ability of the company to efficiently implement nationwide home delivery and assembly.

o    Economic trends and consumer confidence.

o    Industry competition.

o The ability of the company to maintain compliance with the listing requirements of NASDAQ.

o The risks and uncertainties detailed from time to time in the company's filings with the SEC, including the company's Annual Report on Form 10-K and other periodic reports filed with the SEC.

     The company has no obligation to publicly update or revise any of the forward-looking statements that may be in this news release.


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

                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)



                                                THREE MONTHS ENDED            NINE MONTHS ENDED
                                           ----------------------------   ----------------------------
                                           SEPTEMBER 29,  SEPTEMBER 30,   SEPTEMBER 29,  SEPTEMBER 30,
                                               2001           2000            2001           2000
                                           -------------  -------------   -------------  -------------
Net sales                                    $ 64,148       $ 68,056        $192,346       $206,002
Cost of sales                                  21,192         24,871          67,231         73,903
                                           -------------  -------------   -------------  -------------
   Gross margin                                42,956         43,185         125,115        132,099
                                           -------------  -------------   -------------  -------------
Operating expenses:
   Sales and marketing                         37,048         43,638         118,616        127,454
   General and administrative                   5,285          7,054          18,252         22,286
    Store closings/impairments                     20          1,387             508          1,424
                                           -------------  -------------   -------------  -------------
       Total operating expenses                42,353         52,079         137,376        151,164
                                           -------------  -------------   -------------  -------------
Operating income (loss)                           603         (8,894)        (12,261)       (19,065)
                                           -------------  -------------   -------------  -------------
Other income (expense):
   Interest income                                 59            253             174            937
   Interest expense                              (422)            (2)           (774)            (6)
    Equity in loss of affiliate                     0           (214)              0           (642)
   Other, net                                     (13)           (32)           (155)           (80)
                                           -------------  -------------   -------------  -------------
       Other income (expense), net               (376)             5            (755)           209
                                           -------------  -------------   -------------  -------------
Income (loss) before income taxes                 227         (8,889)        (13,016)       (18,856)
Income tax expense (benefit)                        0         (3,197)            115         (6,701)
                                           -------------  -------------   -------------  -------------
Net income (loss)                            $    227       $ (5,692)       $(13,131)      $(12,155)
                                           =============  =============   =============  =============

Net income (loss) per share - basic          $   0.01       $  (0.32)       $  (0.72)      $  (0.68)
                                           =============  =============   =============  =============
Weighted average shares - basic                18,179         17,874          18,118         17,815
                                           =============  =============   =============  =============

Net income (loss) per share - diluted        $   0.01       $  (0.32)       $  (0.72)      $  (0.68)
                                           =============  =============   =============  =============
Weighted average shares - diluted              18,953         17,874          18,118         17,815
                                           =============  =============   =============  =============




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




                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                             (UNAUDITED)
                                                            SEPTEMBER 29,   DECEMBER 30,
                                ASSETS                          2001           2000
                                                            -------------- --------------
Current assets:
    Cash and cash equivalents                                  $ 15,435       $  1,498
    Marketable securities                                             -          3,950
    Accounts receivable, net of allowance for doubtful
      accounts of $273, and $264, respectively                      683          2,693
    Inventories                                                   7,615         11,083
    Prepaid expenses                                              5,199          4,741
                                                            -------------- --------------
        Total current assets                                     28,932         23,965

 Property and equipment, net                                     33,410         37,063
 Other assets                                                     4,637          3,644
                                                            -------------- --------------
        Total assets                                           $ 66,979       $ 64,672
                                                            ============== ==============



                 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities:
   Current maturities of long-term debt                        $     33       $     38
    Accounts payable                                             18,633         17,271
    Accruals:
      Sales returns                                               3,489          5,284
      Compensation, taxes and benefits                            6,125          6,238
      Other                                                       6,877          7,565
                                                            -------------- --------------
        Total current liabilities                                35,157         36,396


 Long-term debt, less current maturities                         16,942          2,322
 Accrued warranty costs                                           5,252          5,745
 Other liabilities                                                4,009          3,609
                                                            -------------- --------------
        Total liabilities                                        61,360         48,072
                                                            -------------- --------------

 Shareholders' equity:
    Common stock, $.01 par value; 95,000,000 shares
      authorized, 18,190,634 and 17,962,689 shares
      issued and outstanding, respectively                          182            180
    Additional paid-in capital                                   81,600         79,452
    Accumulated deficit                                         (76,163)       (63,032)
                                                            -------------- --------------
        Total shareholders' equity                                5,619         16,600
                                                            -------------- --------------
        Total liabilities and shareholders' equity             $ 66,979       $ 64,672
                                                            ============== ==============


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

                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)



                                                               NINE MONTHS ENDED
                                                         ------------------------------
                                                          SEPTEMBER 29,   SEPTEMBER 30,
                                                              2001            2000
                                                         --------------  --------------
Cash flows from operating activities:
   Net loss                                                 $(13,131)       $(12,155)
   Adjustments to reconcile net loss to net cash
     used in operating activities:
     Depreciation and amortization                             7,522           6,075
     Loss on disposal of assets                                  539           1,970
     Deferred tax assets                                           -          (6,872)
     Change in operating assets and liabilities:
       Accounts receivable, net                                2,104             408
       Inventories                                             3,468            (579)
       Prepaid expenses                                          412          (1,908)
       Income taxes                                                -           2,277
       Accounts payable                                        1,362           3,894
       Accrued sales returns                                  (1,795)           (776)
       Accrued warranty costs                                   (616)          1,195
       Accrued compensation, taxes and benefits                 (113)           (391)
       Other accrued liabilities                                (443)            (24)
       Other assets                                           (1,096)            696
       Other liabilities                                         400             556
                                                         --------------  --------------
         Net cash used in operating activities                (1,387)         (5,634)
                                                         --------------  --------------
Cash flows from investing activities:
   Purchases of property and equipment                        (3,918)         (9,741)
   Sales of marketable securities                              3,950          10,557
                                                         --------------  --------------
         Net cash provided by investing activities                32             816
                                                         --------------  --------------
Cash flows from financing activities:
   Principal payments on debt                                    (29)            (53)
   Proceeds from issuance of common stock                        281             539
   Net proceeds from long-term obligations                    15,040               -
                                                         --------------  --------------
         Net cash provided by financing activities            15,292             486
                                                         --------------  --------------

Increase (decrease) in cash and cash equivalents              13,937          (4,332)
Cash and cash equivalents, at beginning of period              1,498           7,441
                                                         --------------  --------------
Cash and cash equivalents, at end of period                 $ 15,435        $  3,109
                                                         ==============  ==============



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SELECT COMFORT CORPORATION
                                        (Registrant)


Dated:  October 16, 2001                By          /s/ Mark A. Kimball
                                          --------------------------------------

                                        Title:      Senior Vice President
                                              ----------------------------------




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